Equity One, Inc.
Supplemental Information Package

March 31, 2003

Equity One, Inc.
1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734 4
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
March 31, 2003
(unaudited)

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Texas and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant properties; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

On February 12, 2003, Equity One and IRT Property Company completed a statutory merger. The transaction has been accounted for as a purchase and the results of Equity One include the activity of the former IRT Property Company for the period from February 12, 2003 through March 31, 2003.

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY OPERATING INFORMATION
for the periods ended March 31, 2003 and 2002
(in thousands, except per share data)

	Three months ended

	Mar 31, 2003	Mar 31, 2002

Total dividends paid per share	$0.27	$0.27
Funds from operations per share	$0.36	$0.36
Dividend / FFO payout ratio	75.0%	75.0%
FFO multiple (annualized if < 12 months)	10.6	9.3
Adjusted funds from operations per share	$0.34	$0.34
Dividend / AFFO payout ratio	79.4%	79.4%
AFFO multiple (annualized if < 12 months)	11.2	9.9
Net Income	$12,344	$13,267
Income from discontinued operations	(702)	(6,794)
Minority interest in consolidated subsidiaries	141	25
Loss on extinguishment of debt	623	—
Interest expense	7,719	6,112
Amortization of deferred financing fees	286	208
Rental property depreciation and amortization	5,013	3,288

EBITDA	$25,424	$16,106

Interest expense	$7,719	$6,112
EBITDA : interest coverage ratio	3.3	2.6
EBITDA margin (EBITDA/total revenues)	65.9%	62.5%
Net operating income (NOI) from continuing operations Total rental income	$38,014	$25,242
Property operating expenses (1)	11,054	7,790

Net operating income	$26,960	$17,452

NOI margin (NOI/total rental income)	70.9%	69.1%
(1) net of intercompany expenses.
Same property NOI (2)
Total rental revenue	$22,894	$22,545
Property operating expenses	6,932	6,738

Net operating income	$15,962	$15,807

Growth in same property NOI	1.0%
Growth in same property NOI, excluding termination fees	1.7%
(2) Includes only those properties operated in the current and prior periods; excludes the effects of prior year expense recoveries and adjustments, if any.
General & administrative expenses	$2,241	$2,008
as % of total revenues	5.80%	7.80%
as % of total assets (annualized)	0.60%	1.18%

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY BALANCE SHEET INFORMATION
as of March 31, 2003 and December 31, 2002
(in thousands, except per share data)

	Mar 31, 2003	Dec 31, 2002

Closing market price	$15.29	$13.35
Dividend yield (based on current annualized dividend)	7.06%	8.09%
Book value per share (fully diluted, end of period)	$11.10	$10.00
Liquidity
Cash and cash equivalents	$2,679	$2,944

Cash held in escrow	$12,910	$5,933

Revolving credit facilities
Gross available under current credit facilities	295,302	81,703
less: Outstanding balance	(169,000)	(23,000)
Holdback for letters of credit	(1,183)	(1,073)
Escrowed for tax and insurance	—	(186)

Net available under credit facilities	$125,119	$57,444

Equity capitalization (end of period)
Common stock shares (in thousands)
Basic common stock shares	59,334.587	34,210.147
Diluted common shares
Unvested restricted common shares	420.635	330.335
Walden Woods shares	93.656	93.656
Northport operating partnership units	261.850	261.850
IRT Partners operating partnership units	734.267	—
Common stock options (treasury method, closing price)	374.143	113.248

Fully diluted common stock shares	61,219.138	35,009.236

Total debt (excluding unamortized premium)	$741,311	$355,143
Cash and cash equivalents, cash held in escrow	(15,589)	(8,877)
Securities held for sale	(921)	(921)

Net debt	724,801	345,345
Equity market capitalization (fully diluted, end of period)	936,041	467,373

Total market capitalization	$1,660,842	$812,718

Net debt to total market capitalization	43.6%	42.5%
Gross real estate investments	$1,450,735	$718,864
Net debt to gross real estate investments	50.0%	48.0%
Fixed rate debt (excluding unamortized premium)	$572,311	$307,508
Variable rate debt — hedged	70,000	—
Variable rate debt — unhedged	99,000	47,635

Total debt	$741,311	$355,143

% Fixed rate debt	77.2%	86.6%
% Variable rate debt — hedged	9.4%	0.0%
% Variable rate debt — unhedged	13.4%	13.4%
Weighted-average interest rate on mortgage debt	7.43%	7.52%
Weighted-average interest rate on senior unsecured notes	7.55%	N/A

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
for the periods ended March 31, 2003 and 2002
(in thousands, except per share data)

	Three months ended

	Mar 31, 2003	Mar 31, 2002

Rental income
Minimum rents	$28,933	$17,968
Expense recoveries	8,009	6,210
Termination fees	59	123
Percentage rent payments	1,013	941

Total rental revenue	38,014	25,242
Management fees	63	98
Investment income	531	413

Total revenues	38,608	25,753

Costs and expenses
Property operating expenses	11,054	7,790
Interest expense	7,719	6,112
Amortization of deferred financing fees	286	208
Rental property depreciation and amortization	5,013	3,288
General and administrative expenses	2,241	2,008

Total costs and expenses	26,313	19,406

Income before equity in income of joint ventures, loss on extinguishment of debt and minority interest in consolidated subsidiaries	12,295	6,347
Equity in income of joint ventures	111	151
Loss on extinguishment of debt	(623)	—

Income before minority interest in consolidated subsidiaries	11,783	6,498
Minority interest in consolidated subsidiaries	(141)	(25)

Income from continuing operations	11,642	6,473

Discontinued operations
Income from operations of sold properties	199	672
Gain on disposal of income producing properties	503	6,122

Income from discontinued operations	702	6,794

Net income	$12,344	$13,267

Basic earnings per share
Income from continuing operations	$0.25	$0.22
Income from discontinued operations	0.01	0.23

Net income	$0.26	$0.45

Diluted earnings per share
Income from continuing operations	$0.25	$0.22
Income from discontinued operations	0.01	0.22

Net income	$0.26	$0.44

Weighted average shares outstanding
Basic	47,163	29,354

Diluted	48,475	30,029

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended March 31, 2003 and 2002
(in thousands, except per share data)

	Three months ended			Three months ended
	Mar 31, 2003			Mar 31, 2002

	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental income
Minimum rents	$28,933	$236	$29,169	$17,968	$757	$18,725
Expense recoveries	8,009	—	8,009	6,210	41	6,251
Termination fees	59	—	59	123	—	123
Percentage rent payments	1,013	—	1,013	941	—	941

Total rental income	38,014	236	38,250	25,242	798	26,040
Management fees	63	—	63	98	—	98
Investment income	531	—	531	413	—	413

Total revenues	38,608	236	38,844	25,753	798	26,551

Costs and expenses
Property operating expenses	11,054	4	11,058	7,790	85	7,875
Interest expense	7,719	—	7,719	6,112	—	6,112
Amortization of deferred financing fees	286	—	286	208	—	208
Rental property depreciation and amortization	5,013	33	5,046	3,288	41	3,329
General and administrative expenses	2,241	—	2,241	2,008	—	2,008

Total costs and expenses	26,313	37	26,350	19,406	126	19,532

Income before equity in income of joint ventures, loss on extinguishment of debt and minority interest in consolidated subsidiaries	12,295	199	12,494	6,347	672	7,019
Equity in income of joint ventures	111	—	111	151	—	151
Loss on extinguishment of debt	(623)	—	(623)	—	—	—

Income before minority interest in consolidated subsidiaries	11,783	199	11,982	6,498	672	7,170
Minority interest in consolidated subsidiaries	(141)	—	(141)	(25)	—	(25)

Income from continuing operations	11,642	199	11,841	6,473	672	7,145

Discontinued operations
Income from operations of sold properties	199	(199)	—	672	(672)	—
Gain on disposal of income producing properties	503	—	503	6,122	—	6,122

Income from discontinued operations	702	(199)	503	6,794	(672)	6,122

Net income	$12,344	$—	$12,344	$13,267	$—	$13,267

The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended March 31, 2003 and 2002
(in thousands, except per share data)

	Three months ended
	Mar 31, 2003	Mar 31, 2002

Net income	$12,344	$13,267
Rental property depreciation and amortization	5,046	3,329
Gain on sale of disposal of real estate	(503)	(6,122)
Interest on convertible partnership units	65	65
Minority interest in earnings of consolidated subsidiary	141	25
Share of real estate depreciation in joint ventures	161	174

Funds from operations	$17,254	$10,738

Increase	60.7%
FFO per share (diluted)	$0.36	$0.36
Increase	0.0%
Adjusted funds from operations (AFFO)
Funds from operations	$17,254	$10,738
less:
Straight line rent adjustment	333	32

Recurring capital expenditures
Tenant improvements	268	253
Leasing commissions and fees	213	122
Other capital expenditures	104	222

Total recurring capital expenditures	585	597

Adjusted funds from operations	$16,336	$10,109

Increase	61.6%
AFFO per share (diluted)	$0.34	$0.34
Increase	0.0%
Weighted average diluted shares	48,475	30,029

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
as of March 31, 2003 and December 31, 2002
(in thousands, except per share data)

	Mar 31, 2003	Dec 31, 2002

Assets
Properties
Income producing	$1,407,823	$682,941
Less: accumulated depreciation	(45,203)	(40,433)

Rental property	1,362,620	642,508
Construction in progress and land held for development	37,244	35,923
Property held for sale	5,668	—

Properties, net	1,405,532	678,431
Cash and cash equivalents	2,679	2,944
Cash held in escrow	12,910	5,933
Accounts and other receivables, net	7,236	7,053
Investments in and advances to joint ventures	9,832	10,021
Goodwill, net	22,535	2,276
Other assets	28,484	23,411

Total assets	$1,489,208	$730,069

Liabilities and stockholders’ equity
Liabilities
Mortgage notes payable	$422,311	$332,143
Revolving credit facilities	169,000	23,000
Senior unsecured notes payable	150,000	—

Total debt	741,311	355,143
Unamortized interest premium on notes payable	21,982	—

Total debt (including interest premium)	763,293	355,143
Accounts payable and accrued expenses	21,695	14,760
Tenant security deposits	6,806	4,342
Other liabilities	2,112	1,724

Total liabilities before minority interest	793,906	375,969

Minority interest in consolidated subsidiaries	15,793	3,869

Stockholders’ equity
Common stock	598	345
Additional paid-in capital	689,855	355,450
Retained earnings	2,183	5,969
Accumulated other comprehensive loss	(47)	(46)
Unamortized restricted stock compensation	(5,968)	(4,375)
Note receivable from issuance of common stock	(7,112)	(7,112)

Total stockholders’ equity	679,509	350,231

Total liabilities and stockholders’ equity	$1,489,208	$730,069

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of March 31, 2003
(in thousands)

	Maturity		March 31, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Fixed rate mortgage debt
Lantana Village	02/15/05	6.950%	$3,780	$3,816
Elmwood Oaks	06/01/05	8.380%	7,500	—
Benchmark Crossing	08/01/05	9.250%	3,374	3,393
Sterling Plaza	09/01/05	8.750%	4,059	4,083
Townsend Square	10/01/05	8.500%	4,904	4,922
Green Oaks	11/01/05	8.375%	3,081	3,100
Melbourne Plaza	11/01/05	8.375%	1,781	1,792
Oak Hill (*)	01/01/06	7.625%	—	2,016
Walden Woods	08/01/06	7.875%	2,467	2,492
Big Curve	10/01/06	9.190%	5,524	5,552
Highland Square	12/01/06	8.870%	4,114	4,135
Park Northern	12/01/06	8.370%	2,355	2,377
University Mall	12/01/06	8.440%	12,639	12,680
Rosemeade	12/01/07	8.295%	3,228	3,244
Colony Plaza	01/01/08	7.540%	3,043	3,053
Parkwood (2)	01/01/08	7.280%	6,256	6,277
Richwood (2)	01/01/08	7.280%	3,223	3,234
Commonwealth	02/15/08	7.000%	2,837	2,864
Mariners Crossing	03/01/08	7.080%	3,414	3,425
Pine Island/Ridge Plaza	07/01/08	6.910%	25,187	25,274
Forestwood	01/01/09	5.070%	7,400	7,425
Shoppes of North Port	02/08/09	6.650%	4,178	4,201
Prosperity Centre	03/01/09	7.875%	6,648	6,730
North Village Center	03/15/09	8.130%	1,625	—
Shoppes of Ibis	09/01/09	6.730%	5,990	6,031
Tamarac Town Square	10/01/09	9.190%	6,265	—
Park Promenade	02/01/10	8.100%	6,344	6,360
Skipper Palms	03/01/10	8.625%	3,577	3,585
Jonathan’s Landing	05/01/10	8.050%	2,924	2,932
Bluff’s Square	06/01/10	8.740%	10,141	10,162
Kirkman Shoppes	06/01/10	8.740%	9,576	9,596
Ross Plaza	06/01/10	8.740%	6,679	6,693
Boynton Plaza	07/01/10	8.030%	7,542	7,561
Pointe Royale	07/15/10	7.950%	4,707	4,763
Plymouth Park East 1 (3)	08/01/10	8.250%	153	154
Plymouth Park East 2 (3)	08/01/10	8.250%	460	463
Plymouth Park North (3)	08/01/10	8.250%	8,207	8,260
Plymouth Park South (3)	08/01/10	8.250%	613	617
Plymouth Park Story North (3)	08/01/10	8.250%	377	380
Plymouth Park West (3)	08/01/10	8.250%	2,453	2,468

EQUITY ONE, INC. AND SUBSIDIARIES

DEBT SUMMARY
as of March 31, 2003
(in thousands)

	Maturity		March 31, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Shops at Skylake	08/01/10	7.650%	$14,883	$14,964
Parkwest Crossing	09/01/10	8.100%	4,758	—
Spalding Village	09/01/10	8.190%	10,751	—
Minyards	11/01/10	8.320%	2,536	2,546
Charlotte Square	02/01/11	9.190%	3,659	—
Forest Village	04/01/11	7.270%	4,521	4,533
Boca Village	05/01/11	7.200%	8,359	8,382
Heritage Walk	05/01/11	7.250%	7,082	—
MacLand Pointe	05/01/11	7.250%	5,902	—
Pine Ridge Square	05/01/11	7.020%	7,410	—
Sawgrass Promenade	05/01/11	7.200%	8,359	8,382
Plaza Del Rey (*)	09/01/11	8.125%	—	2,202
Lake Mary	11/01/11	7.250%	24,700	24,763
Lake St. Charles	11/01/11	7.130%	3,901	3,911
Marco Town Center	01/01/12	6.700%	8,838	8,875
Riverside Square	03/01/12	9.190%	7,766	—
Cashmere	11/01/12	5.880%	5,318	5,343
Eastwood	11/01/12	5.880%	6,337	6,366
Meadows	11/01/12	5.870%	6,660	6,690
Lutz Lake	12/01/12	6.280%	7,500	—
Village at Northshore	07/01/13	9.000%	4,348	—
Summerlin Square	02/01/14	6.750%	4,093	4,156
Bird Ludlum	02/15/15	7.680%	10,721	10,857
Treasure Coast	04/01/15	8.000%	4,994	—
Shoppes of Silverlakes	07/01/15	7.750%	2,889	—
West Lakes Plaza (*)	06/01/16	7.875%	—	4,979
Grassland Crossing	12/01/16	7.870%	6,095	—
Mableton Crossing	08/15/18	6.850%	4,224	—
Atlantic Village (*)	11/01/18	6.850%	—	4,449
Chastain Square	02/28/24	6.500%	3,986	—
Daniel Village	02/28/24	6.500%	4,357	—
Douglas Commons	02/28/24	6.500%	5,191	—
Fairview Oaks	02/28/24	6.500%	4,913	—
Madison Centre	02/28/24	6.500%	3,986	—
Paulding Commons	02/28/24	6.500%	6,768	—
Siegen Village	02/28/24	6.500%	4,404	—
Wesley Chapel Crossing	02/28/24	6.500%	3,477	—
Total fixed rate mortgage debt (73 loans)	6.98 years	7.43%	$422,311	$307,508
Interest premium	(wtd-avg maturity)	(wtd-avg rate)	7,137	—

Total fixed rate mortgage debt (including interest premium)			$429,448	$307,508

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of March 31, 2003
(in thousands)

	Maturity		March 31, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Fixed rate senior unsecured notes payable
7.77% senior notes	04/01/06	7.77%	$50,000	$—
7.25% senior notes	08/15/07	7.25%	75,000	—
7.84% senior notes	01/23/12	7.84%	25,000	—
Total fixed rate senior unsecured notes payable	4.71 years	7.55%	150,000	—
Interest Premium		(wtd-avg rate)	14,845	—

Total fixed rate senior unsecured notes payable (including interest premium)			$164,845	$—
Total fixed rate debt			$572,311	$307,508
Interest Premium			21,982	—

Total fixed rate debt (including interest premium)			$594,293	$307,508
Variable rate mortgage debt Comerica (**)	02/28/04	LIBOR + 150	—	24,635
Total variable rate mortgage debt			$—	$24,635
Revolving credit facilities
$340MM Wells Fargo Unsecured	02/12/06	LIBOR + 100	169,000	—
$5MM City National Bank Unsecured	08/13/03	LIBOR + 225	—	—
Bank Leumi (**)	03/17/03	LIBOR + 125	—	—
Wells Fargo (**)	02/26/05	LIBOR + 125	—	23,000
Total revolving credit facilities			$169,000	$23,000
Total variable rate debt			$169,000	$47,635
Total debt			$741,311	$355,143
Interest Premium			21,982	—

Total debt (including interest premium)			$763,293	$355,143
Senior Unsecured Debt Ratings
Moody’s			Baa3	NA
S&P			BBB-	NA

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of March 31, 2003
(in thousands)

Maturity schedule	Scheduled	Balloon
by year	amortization	payments(4)	Total

2003	$6,284	$—	$6,284
2004	8,980	—	8,980
2005	9,440	27,180	36,620
2006	9,686	243,758	253,444
2007	9,779	77,864	87,643
2008	9,831	40,104	49,935
2009	9,190	24,332	33,522
2010	8,070	80,848	88,918
2011	6,379	65,570	71,949
2012	5,573	59,683	65,256
Thereafter	33,727	5,033	38,760

Total	$116,939	$624,372	$741,311

(1)	The rate in effect on March 31, 2003.

(2)	The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.

(3)	All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

(4)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available.

(*) This loan was repaid in full, subject to a prepayment penalty in January 2003.

(**) Concurrent with the IRT merger this revolving credit facility or variable rate loan was repaid.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of March 31, 2003

		Year	Total		# of tenants			Supermarket anchor			Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	Other anchor tenants	per leased SF

ALABAMA (3)
Madison Centre	Madison	1997	64,837	96.3%	11	1	37,912		Publix	Rite Aid	9.53
									(6/1/2017)
Stadium Plaza	Phenix City	1988	70,475	100.0%	20	0	30,625		Piggly Wiggly	CVS Drugs	7.50
									(1/31/2008)
West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	100.0%	9	0	44,000		Winn-Dixie	Rite Aid	7.11
									(7/19/2015)
TOTAL SHOPPING CENTERS ALABAMA (3)			199,690	98.8%	40	1	112,537	0			$8.02
ARIZONA (3)
Big Curve	Yuma	1969 / 1996	126,402	96.8%	30	2		60,000	Albertsons	Walgreens, Miller’s Outpost	$9.59
Park Northern	Phoenix	1982 / 1996	126,852	92.9%	21	4	51,511		Safeway	Bealls, Showbiz Pizza	6.44
									(5/31/2008)
Southwest Walgreens	Phoenix	1975 / 1998	93,518	52.8%	15	3				Walgreens	10.56
TOTAL SHOPPING CENTERS ARIZONA (3)			346,772	83.5%	66	9	51,511	60,000			$8.47
FLORIDA (72)
North Florida (12)
Atlantic Village	Atlantic Beach	1984 / 1998	100,559	90.2%	23	2	39,795		Publix	Jo-Ann’s Fabrics	10.03
									(10/31/2008)
Beauclerc Village	Jacksonville	1962 / 1988	70,429	100.0%	11	1				Big Lots, Goodwill, Bealls Outlet	7.63
Commonwealth	Jacksonville	1984 / 1998	81,467	100.0%	16	0	48,997		Winn-Dixie		8.07
									(2/28/2018)
Forest Village	Tallahassee	2000	71,526	91.5%	15	2	37,866		Publix		10.33
									(4/30/2020)
Ft. Caroline	Jacksonville	1985 / 1995	74,546	100.0%	13	0	45,500		Winn-Dixie	Eckerds* (Bealls Outlet)	6.89
									(5/31/2015)
Losco	Jacksonville	2000	8,700	100.0%	8	0		45,820	Winn-Dixie		16.55
Mandarin Landing	Jacksonville	1976 / 2000	141,565	92.8%	31	6	34,400		Publix	Office Depot, Eckerds	8.44
									(2/14/2007)
Monument Point	Jacksonville	1985 / 1997	76,628	100.0%	14	0	46,772		Winn-Dixie	Eckerds	6.34
									(3/27/2005)
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Walgreens* (Bonus Dollar)	6.82
									(5/11/2005)
Parkmore Plaza	Milton	1986	159,067	97.7%	11	2				Wal-Mart*(Bealls), Big Lots	4.36
Pensacola Plaza	Pensacola	1985	56,098	91.4%	2	1	42,848		FoodWorld		4.27
									(12/31/2005)
South Beach	Jacksonville Beach	1990, 1991	289,964	97.5%	44	6	29,000		Food Lion	K-Mart, Stein Mart, Bealls	9.28
									(3/31/2010)
Central Florida (9)
Alafaya Commons	Orlando	1987	120,586	94.1%	27	2	54,230		Publix		11.47
									(11/30/2007)
Conway	Orlando	2002	72,721	94.1%	14	3	44,271		Publix		11.51
									(11/1/2017)
Shoppes of Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.05
									(4/30/2022)
Eustis Square	Eustis	1983 / 1997	126,791	87.2%	18	9	38,520		Publix*	Bealls, Walgreens* (Bealls Outlet)	3.06
									(3/31/2003)
Kirkman Shoppes	Orlando	1973	88,820	96.1%	30	2				Eckerds	15.56
Lake Mary	Orlando	1988 / 2001	342,384	99.1%	67	22	63,139		Albertsons	K-Mart, Euro Fitness, Sun Star Theatres	11.66
									(6/30/2012)
Park Promenade	Orlando	1987 / 2000	125,818	97.9%	26	1	55,000		Publix	Orange County Library, Blockbuster	9.12
									(2/9/2007)
Town & Country	Kissimmee	1993	71,283	100.0%	12	0	52,883		Albertsons	Eckerds	7.10
									(10/31/2018)
Unigold	Winter Park	1987	102,985	96.9%	18	2	52,500		Winn-Dixie	World Gym	10.20
									(4/30/2007)
Florida West Coast (18)
Bay Pointe Plaza	St. Petersburg	1984 / 2002	97,390	90.0%	17	7	46,014		Publix	Eckerds* (Bealls), West Marine	10.11
									(11/30/2021)
Carrollwood	Tampa	1970 / 2002	93,644	85.3%	28	7	27,887		Publix	Eckerds	10.81
									(11/30/2022)
Charlotte Square	Port Charlotte	1980	96,188	98.1%	25	2	44,024		Publix	Seafood Buffet	7.58
									(1/31/2011)
Chelsea Place	New Port Richey	1992	81,144	98.3%	17	1	48,890		Publix	Eckerds	10.72
									(5/27/2012)
East Bay Plaza	Largo	1985 / 1997	85,426	57.2%	19	3		53,000	Albertsons	Family Dollar, Hollywood Video	9.74
Gulf Gate Plaza	Naples	1969, 1974	195,011	77.7%	16	5	29,120		Publix	Bealls, JoAnn Fabrics, Dockside Imp.,
									(5/31/2003)	Price Cutter	5.75
Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Kash ’N Karry		9.74
									(6/30/2019)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of March 31, 2003

		Year	Total				Supermarket anchor				Average
		built/	square	Percent	# of tenants		owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	Other anchor tenants	per leased SF

Florida West Coast (continued)
Lutz Lake	Lutz	2002	64,985	100.0%	15	0		44,270	Publix		$13.56
									(5/31/2022)
Marco Town Center	Marco Island	2001	109,430	92.0%	36	9	27,887		Publix		16.51
									(1/31/2018)
Mariners Crossing	Spring Hill	1989 / 1999	85,507	92.4%	12	3	48,315		Kash ‘N Karry		7.88
									(4/30/2020)
North River Village Center	Ellenton	1988, 1993	177,128	100.0%	16	0	42,112		Publix	K-Mart, Walgreens* (Dollar Tree), Bealls	7.19
									(7/20/2008)
Regency Crossing	Port Richey	1986 / 2001	85,864	93.6%	19	5			Publix		10.61
									(2/28/2021)
Ross Plaza	Tampa	1984 / 1996	85,359	85.7%	17	3				Walgreens*, Ross Dress for Less	9.81
Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890		Publix		9.53
									(9/25/2011)
Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix	Bealls Outlet	9.44
									(12/11/2011)
Skipper Palms	Tampa	1984	86,944	94.2%	15	2	53,440		Winn-Dixie		8.54
									(5/31/2016)
Summerlin Square	Fort Myers	1986 / 1998	109,156	91.9%	22	6	45,500		Winn-Dixie	Eckerds	9.41
									(6/4/2006)
Venice Plaza	Venice	1971, 1979 / 1999	155,987	92.9%	14	3	42,582		Kash N’ Karry	TJ Maxx, Appliance Elec Depot	4.57
									(9/30/2018)
Florida Treasure Coast (8)
Bluffs Square	Jupiter	1986	132,395	93.9%	49	2	39,795		Publix	Walgreens	11.60
									(10/22/2006)
Cashmere Corners	Port St. Lucie	2001	89,234	92.7%	17	1	59,448		Albertsons		7.07
									(4/30/2025)
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	18.05
New Smyrna Beach	New Smyrna Beach	1987	118,451	94.0%	30	4	42,112		Publix	Walgreens* (Bealls), Burke’s	9.99
									(9/30/2007)
Old King Commons	Palm Coast	1988	84,759	97.0%	17	2				Wal-Mart* (Scotty’s, Staples)	7.61
Ryanwood	Vero Beach	1987	114,925	96.5%	30	2	39,795		Publix	Bealls Outlet, Books-A-Million	9.17
									(3/23/20170
Salerno Village	Stuart	1987	58,804	95.6%	15	3	31,503		Winn Dixie	Eckerds	6.60
									(9/21/2007)
Treasure Coast	Vero Beach	1983	133,781	94.2%	20	5	59,450		Winn Dixie	TJ Maxx	8.53
									(4/12/2015)
South Florida / Atlantic Coast (25)
Bird Ludlum	Miami	1988 / 1998	192,282	98.5%	48	1	44,400		Winn-Dixie	Eckerds, Blockbuster, Goodwill	14.61
									(12/31/2007)
Boca Village	Boca Raton	1978	93,428	97.6%	21	1	36,000		Publix	Eckerds	14.29
									(3/31/2007)
Boynton Plaza	Boynton Beach	1978 / 1999	99,324	88.6%	25	5	37,664		Publix	Eckerds	10.06
									(8/31/2003)
Countryside Shops	Cooper City	1986, 1988, 1991	173,161	97.6%	41	3	39,795		Publix	Eckerds*, Stein Mart	12.52
									(12/4/2005)
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	14.63
Epsilon	W. Palm Beach	1925 / 1997	18,707	54.6%	4	1				Dax Bar & Grill	16.40
Greenwood	Palm Springs	1982, 1994	128,532	89.8%	27	7	50,032		Publix	Bealls, World Savings Bank	12.06
									(12/5/2014)
Lago Mar	Miami	1995	82,613	91.1%	18	3	42,323		Publix		11.91
									(9/13/2015)
Lantana Village	Lantana	1976 / 1999	175,480	97.0%	23	2	39,473		Winn-Dixie	K-Mart, Rite Aid* (Dollar Store)	9.57
									(2/15/2011)
Meadows	Miami	1997	75,524	95.2%	19	2	47,955		Publix		11.73
									(7/9/2017)
Pine Island	Davie	1983 / 1999	254,907	96.1%	44	3	39,943		Publix	Home Depot Expo, Rite Aid* (Bealls Outlet)	9.21
									(11/30/2013)
Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	98.2%	33	2	17,441		Fresh Market	Bed Bath & Beyond, Off Main Furniture	12.69
									(6/30/2009)
Plaza Del Rey	Miami	1985 / 1996	50,146	100.0%	23	0				Navarro Pharmacy	12.53
Point Royale	Miami	1970 / 2000	209,863	93.9%	23	3	45,350		Winn-Dixie	Best Buy, Eckerds* (Linen Supermarket)	6.49
									(2/18/2011)
Pompano	Pompano Beach	1968 / 2001	80,697	100.0%	1	0				Lowe’s	6.69
Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine’s, TJ Maxx	14.80
Ridge Plaza	Davie	1984 / 1999	155,204	97.6%	26	3				AMC Theater, Kabooms, Republic Security Bank, Uncle Funny’s, Round Up	6.66
Riverside Square	Coral Springs	1987	103,241	91.1%	30	3	39,795		Publix		13.67
									(2/18/2007)
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	99.1%	28	1	36,464		Publix	Walgreens, Blockbuster	11.36
									(11/30/2004)

		Year	Total					Supermarket anchor			Average
		built/	square	Percent	# of tenants		owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	Other anchor tenants	per leased SF

South Florida / Atlantic Coast (continued)
Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		$12.22
									(4/30/2019)
Shops at Skylake	North Miami Beach	1999 / 2000-01	174,199	99.4%	44	1	51,420		Publix	Goodwill, Blockbuster	15.15
									(7/31/2019)
Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,638	94.4%	34	4	47,813		Publix		15.22
									(6/14/2015)
Tamarac Town Square	Tamarac	1987	124,685	84.9%	27	11	37,764		Publix		10.72
									(12/15/2014)
University Mall	Ft. Lauderdale	1973	249,508	89.6%	17	8				Eckerds, Lowe’s (under construction)	5.76
West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	10.74
									(10/31/2016)
TOTAL SHOPPING CENTERS FLORIDA (72)			8,009,011	94.6%	1,563	200	2,400,245	196,940			$9.81
Georgia (20)
Atlanta (13)
Chastain Square	Atlanta	1981 / 2001	87,815	94.4%	24	2	37,366		Publix		16.39
									(5/31/2024)
Commerce Crossing	Georgia	1988	100,668	90.4%	7	3	32,000		Ingles	Wal-Mart	4.01
									(9/26/2009)
Douglas Commons	Douglasville	1988	97,027	95.7%	17	2	59,431		Kroger		9.83
									(8/31/2013)
Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger		11.05
									(9/30/2016)
Grassland Crossing	Alpharetta	1996	90,906	95.9%	13	1	70,086		Kroger		11.36
									(6/30/2016)
Mableton Crossing	Mableton	1997	86,819	94.5%	15	2	63,419		Kroger		9.98
									(8/31/2017)
Macland Pointe	Marietta	1992, 1993	79,699	96.6%	15	2	55,999		Publix		10.04
									(12/29/2012)
Market Place	Norcross	1976	73,686	42.1%	17	5					14.77
Paulding Commons	Dallas	1991	192,391	98.4%	29	2	49,700		Kroger	K-Mart	7.92
									(2/28/2011)
Powers Ferry Plaza	Marietta	1979, 1987 / 1998	83,101	84.2%	20	2				Micro Center	10.82
Wesley Chapel Crossing	Decatur	1989	170,792	99.3%	24	1	32,000		Ingles	Wal-Mart, CVS Drugs	6.71
									(9/25/2009)
West Towne Square	Rome	1988	89,596	91.3%	16	2				Big Lots, Eckerds*	5.95
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	88.0%	23	4					16.93
Central Georgia (5)
Daniel Village	Augusta	1956 / 1997	171,932	90.9%	30	8	45,971		Bi-Lo	Eckerds*, St. Joseph Home Health	7.90
									(3/25/2022)
Heritage Walk	Milledgeville	1991, 1992	159,991	100.0%	12	0	46,676		Kroger	K-Mart	6.44
									(3/312020)
Spalding Village	Griffin	1989	235,318	98.4%	26	3	59,431		Kroger	K-Mart, JC Penney	7.39
									(5/31/2014)
Watson Central	Warner Robins	1989	227,747	89.0%	12	17	45,000		Winn-Dixie*	Wal-Mart*, Cory Everson Aerobics	5.07
									(12/5/2010)
Walton Plaza	Augusta	1990	43,460	100.0%	7	0	32,960		Harris Teeter*	Harris Teeter (Omni Fitness)	9.02
									(4/1/2011)
South Georgia (2)
Colony Square	Fitzgerald	1987	50,000	96.4%	7	1	32,200		Food Lion		6.67
									(12/31/2007)
McAlphin Square	Savannah	1979	176,807	90.9%	22	3	43,600		Kroger	US Post Office, Big Lots	7.00
									(8/31/2015)
TOTAL SHOPPING CENTERS GEORGIA (20)			2,339,735	92.9%	349	60	760,337	0			$8.24
KENTUCKY (1)
Scottsville Square	Bowling Green	1986	38,450	80.6%	8	4				Hancock Fabrics, Zap Zone	5.32
TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	80.6%	8	4	0	0			$5.32
LOUISIANA (16)
Ambassador Row	Lafayette	1980, 1991	193,982	99.3%	22	2				Hobby Lobby, Conn’s Appliance, Big Lots,
										Chuck E Cheese’s	7.69
Ambassador Row Courtyards	Lafayette	1986, 1991	155,483	67.9%	20	9				Marshalls, Bed Bath & Body, Gateway	10.88
										Computers, Hancock Fabrics
Bluebonnet Village	Baton Rouge	1983	90,215	89.9%	16	4	33,387		Matheme’s	Rite Aid*	7.45
									(11/30/2010)
The Boulevard	Lafayette	1976, 1994	68,012	67.0%	12	3				Piccadilly	8.33
Country Club Plaza	Slidell	1982 / 1994	64,686	92.3%	8	2	33,387		Winn-Dixie		5.66
									(1/31/2008)

		Year	Total					Supermarket anchor			Average
		built/	square	Percent	# of tenants		owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	Other anchor tenants	per leased SF

LOUISIANA (continued)
The Crossing	Slidell	1988, 1993	113,989	100.0%	14	0	58,432		Albertsons	Campo Electric, Piccadilly	$5.44
									(9/29/2009)
											10.34
Elmwood Oaks	Hanahan	1989	130,284	100.0%	7	0				Wal-Mart*, The Wherehouse, Advance Auto* (Goodwill)
Grand Marche	Lafayette	1969	200,585	100.0%	1	0			Piggly Wiggly	Academy Sports	0.14
Millervillage	Baton Rouge	1983, 1992	94,559	33.5%	10	4				Rite Aid	8.25
Pinhook Plaza	Lafayette	1979, 1992	194,725	70.2%	21	10				Rite Aid	5.88
Plaza Acadienne	Eunice	1980	105,419	100.0%	8	0	28,092		Super 1 Store	Fred’s, Howard Brothers	3.57
									(6/30/2005)

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	97.7%	9	1	22,500		Piggly Wiggly	Burke’s Outlet, Harbor Freight Tools, Blockbuster	6.14
									(2/28/2007)
Siegen Village	Baton Rouge	1988	174,578	43.8%	11	7				Office Depot, Party City	9.61
Tarpon Heights	Galliano	1982	56,605	50.4%	8	1				Eckerds	5.88

Village at Northshore	Slidell	1988	144,638	100.0%	12	0				Service Merchandise* (Marshalls), Kirshman’s, Bed Bath & Beyond	7.57
Wal-Mart Stores, Inc.	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90
TOTAL SHOPPING CENTERS LOUISIANA (16)			1,919,090	82.4%	180	43	175,798	0			$6.32
MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0				Rite Aid, Big Lots	6.04
TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	7	0	0	0			$6.04
NORTH CAROLINA (12)
Centre Pointe Plaza	Asheville	1989	163,642	76.4%	18	1				Wal-Mart* (Belk’s, Goody’s)	5.67
Chestnut Square	Brevard	1985	39,640	96.0%	6	1	21,000		Food Lion	Eckerds* (Dollar General)	6.11
									(9/28/2010)
The Galleria	Wrightsville Beach	1986, 1990	92,344	87.7%	31	12	28,000		Harris Tweeter	Eckerds	9.40
									(4/5/2005)
Parkwest Crossing	Durham	1990	85,602	98.4%	18	1	38,052		Food Lion		9.79
									(12/14/2010)
Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo	CVS Drugs	6.17
									(8/31/2006)
Providence Square	Charlotte	1973	85,930	94.1%	20	6	35,702		Harris Teeter	Eckerds	8.05
									(4/30/2006)
Riverview Shopping Center	Durham	1973 / 1995	130,058	85.1%	8	3	53,538		Kroger	Upchurch Drugs, Riverview Furniture	7.18
									(12/31/2014)
Salisbury Marketplace	Salisbury	1987	82,578	89.2%	15	3	37,308		Food Lion	CVS Drugs	9.18
									(2/11/2023)
Shelby Plaza	Shelby	1972	103,000	100.0%	7	0				Big Lots, Aaron Rents* (Hancock Fabrics)	3.09
Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0	28,400		Winn-Dixie	Family Dollar	5.45
									(2/28/2007)
Thomasville Commons	Thomasville	1991	148,754	100.0%	12	0	32,000		Ingles	K-Mart, CVS Drugs	6.00
									(9/25/2012)
Willowdale Shopping Center	Durham	1986	120,815	89.9%	21	5			Harris Teeter	Carmike Cinemas, Eckerds* (Family Dollar)	8.58
									(5/14/2004)
TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,140,003	91.1%	166	34	299,590	0			$7.01
SOUTH CAROLINA (4)
Lancaster Plaza	Lancaster	1971 / 1990	77,400	91.5%	3	1	19,200		Bi-Lo		1.44
									(9/30/2010)
Lancaster Shopping Center	Lancaster	1963, 1987	29,047	17.2%	1	2					6.00
North Village Center	Durham	1984	60,356	100.0%	14	0	24,806		Bi-Lo	Dollar General, World Gym	8.09
									(5/31/2004)
Spring Valley	Columbia	1978 / 1997	75,415	98.4%	16	1	45,070		Bi-Lo	Eckerds	8.93
									(12/31/2017)
TOTAL SHOPPING CENTERS SOUTH CAROLINA (4)			242,218	86.9%	34	4	89,076	0			$6.10
TENNESSEE (2)
Forrest Gallery	Tullahoma	1987	214,450	95.4%	26	3	48,780		Kroger	Wal-Mart* (Tractor Supply, Goodwill)	5.45
									(1/31/2008)
Smyrna Village	Smyrna	1992	83,334	84.8%	9	4	59,214		Kroger		8.21
									(2/29/2012)
TOTAL SHOPPING CENTERS TENNESSEE (2)			297,784	92.5%	35	7	107,994	0			$6.16

		Year	Total					Supermarket anchor			Average
		built/	square	Percent	# of tenants		owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	Other anchor tenants	per leased SF

TEXAS (32)
Houston (16)
Barker Cypress	Houston	1999	66,945	93.5%	13	3	41,320		H.E.B		$11.67
									(01/31/2014)
Beechcrest	Houston	1981 / 2001	90,797	98.0%	14	1	40,345		Randall’s* (Viet Ho)	Walgreens*	8.81
									(6/24/2016)
Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally’s Fitness	12.13
Bissonnet	Houston	1999	15,542	100.0%	8	0		63,000	Kroger	Blockbuster	14.50
Colony Plaza	Sugarland	1997	26,513	95.5%	14	1			Albertsons		18.14
Copperfield	Houston	1994	134,845	57.3%	28	5				JoAnn’s Fabrics	12.01
Forestwood	Houston	1993	88,760	98.0%	15	1	59,334		Kroger		10.79
									(7/31/2013)
Grogan’s Mill	The Woodlands	1986	118,493	96.9%	23	3	56,558		Randall’s*	Petco	12.10
									(6/24/2016)
Hedwig	Houston	1974	69,504	94.2%	12	1				Warehouse Music, Ross Dress for Less	13.50
Highland Square	Sugarland	1998	64,171	96.8%	25	2					16.53
Market at First Colony	Sugarland	1988	107,301	100.0%	35	0		62,000	Kroger	TJ Maxx, Eckerds	15.67

Mason Park	Katy	1998	160,047	76.8%	33	6		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco	11.58
Mission Bend	Houston	1980 / 1999	131,575	94.7%	26	1	46,112		Randall’s		8.43
									(6/24/2016)
Spring Shadows	Houston	1999	39,611	81.7%	13	3		62,661	H.E.B		15.38
Steeplechase	Jersey Village	1985	105,152	100.0%	26	0	56,208		Randall’s		11.27
Wal-Mart Stores, Inc.	Marble Falls	1985	53,571	100.0%	1	0				Wal-Mart* (Sutherland Lumber)	3.27
									(6/24/2016)
Dallas (13)
Green Oaks	Arlington	1983	65,091	83.3%	28	5		58,000	Kroger		10.54
Melbourne Plaza	Hurst	1983	47,517	90.1%	15	3					10.32
Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		10.32
									(12/31/2029)
Parkwood	Plano	1985	81,590	100.0%	20	0		62,000	Albertsons	Planet Pizza	13.18
Plymouth Park East	Irving	1970	56,435	97.3%	9	1	42,130		Kroger		4.17
									(11/30/2010)

Plymouth Park North	Irving	1970	444,193	52.7%	39	20				Blockbuster, Dollar General, Thrift Store, Post Office, Chateau Theatre, Levines	6.46
Plymouth Park South	Irving	1970	49,102	85.8%	4	3				Betcha Bingo	6.98
Plymouth Park West	Irving	1970	178,930	95.6%	14	1				Bargain City	3.69
Richwood	Richardson	1984	54,872	80.9%	22	6		61,877	Albertsons	Blockbuster	12.62
Rosemeade	Carrollton	1986	49,554	63.6%	15	3		58,900	Kroger	Gold’s Gym, Blockbuster	13.42
Sterling Plaza	Irving	1989	65,205	100.0%	16	0				Bank One, Warehouse Entertainment	14.20
Townsend Square	Desoto	1990	142,978	83.5%	31	7		60,349	Albertsons	Bealls, Victory Gym, Tutor Time	8.92
Village by the Park	Arlington	1988	44,387	92.1%	8	2				Petco	13.21
San Antonio(3)

Bandera Festival	San Antonio	1989	189,438	50.9%	26	6				Bealls, Eckerds* (Scrapbook Heaven), Blockbuster	10.62
Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B		15.68
									(4/30/2015)
Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons*		16.25
									(12/31/2004)
TOTAL SHOPPING CENTERS TEXAS (32)			3,033,894	82.9%	559	84	528,286	547,677			$10.62

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of March 31, 2003

		Year	Total				Supermarket anchor				Average
		built/	square	Percent	# of tenants		owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	Other anchor tenants	per leased SF

VIRGINA (2)
Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0	32,000		Ingles	Wal-Mart	$5.81
									(9/25/2010)
Waterlick Plaza	Lynchburg	1973, 1988	98,694	80.8%	21	3	30,780		Kroger (3/18/2008)	CVS Drugs	8.60
TOTAL SHOPPING CENTERS VIRGINIA (2)			225,535	91.6%	35	3	62,780	0			$6.89
TOTAL STABILIZED SHOPPING CENTERS (168)			17,859,039	90.5%	3,042	449	4,588,154	804,617			$8.99
DEVELOPMENTS AND REDEVELOPMENTS (9)
Cashmere	Port St. Lucie, FL	2003 Dev	4.0 acres
Coral Way N.E	Miami, FL	2003 Dev	4.0 acres
Homestead	Homestead, FL	2004 Dev	12.0 acres
Miramar Outparcels	Miramar, FL	Held for sale	2.0 acres
Oakbrook	Palm Beach Gdns, FL	1974 / 2000, 2003 Redev	210,115	44.8%	14	21	44,400		Publix (10/31/2020)	Eckerds, Duffy’s, Steinmart (opening May 2003)	13.44
Plaza Alegre	Miami, FL	2003 Dev	88,111	65.4%	10	11	44,271		Publix (1/31/2023)	Goodwill	8.65
Shops of Huntcrest	Lawrenceville, GA	2003 Dev	97,040	66.0%	5	24	54,340		Publix (1/31/2023)		17.06
Walden Woods	Plant City, FL	1985 / 1998, 2003 Redev	74,336	37.3%	9	2				Walgreens	8.65
Westridge	Henry County, GA	2004 Dev	13.5 acres
TOTAL SHOPPING CENTERS & DEVELOPMENTS (177)			18,328,641	89.5%	3,080	507	4,731,165	804,617			$9.05
OTHER PROPERTIES (2)
4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,514	78.8%	5	5
Mandarin Mini-storage	Jacksonville, FL	1982	52,880	98.1%	524	10
GRAND TOTAL (179)			18,570,035	89.4%	3,609	522	4,731,165	804,617

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
as of March 31, 2003

State	Count	SF	Leased	Vacant	Leased %	AMR

Florida	72	8,009,011	1,563	200	94.6%	$74,411,870
Texas	32	3,033,894	559	84	82.9%	26,723,554
Georgia	20	2,339,735	349	60	92.9%	17,918,845
Louisiana	16	1,919,090	180	43	82.4%	10,003,993
North Carolina	12	1,140,003	166	34	91.1%	7,288,087
Arizona	3	346,772	66	9	83.5%	2,454,363
Tennessee	2	297,784	35	7	92.5%	1,695,841
Alabama	3	199,690	40	1	98.8%	1,581,325
Virginia	2	225,535	35	3	91.6%	1,422,412
South Carolina	4	242,218	34	4	86.9%	1,282,989
Mississippi	1	66,857	7	0	100.0%	403,816
Kentucky	1	38,450	8	4	80.6%	164,911

Total	168	17,859,039	3,042	449	90.5%	$145,352,005

Note:   Chart excludes Mandarin Mini-storage, Industrial property and 9 development/redevelopment properties.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
as of March 31, 2003

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

75	202,226	2,696	$10.23	$10.64	$2,151,211
			% Increase psf	4.0%
			Net Increase (AMR)		$82,877

New Leases

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

67	202,823	3,027	$11.45	$2,323,080

Lost Leases

			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

54	153,865	2,849	$11.43		$1,757,954
Net Absorption	48,958	New Leases - Lost Leases		Net Gain (AMR)	$565,126
Retention Ratio	56.8%	Renewals / (Renewals + Lost Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
as of March 31, 2003

					% of total
	Number		% of total	Annualized	annualized	Average
	of	Square	square	minimum	minimum	minimum
Tenant	stores	feet	feet	rent	rent	rent

Top ten tenants
Publix	42	1,802,021	9.8%	$12,640,967	8.5%	$7.01
Kroger	14	740,617	4.0%	5,485,054	3.7%	7.41
Winn Dixie	16	709,888	3.9%	4,526,751	3.0%	6.38
K mart	8	697,895	3.8%	3,721,827	2.5%	5.33
Wal-Mart	11	727,200	4.0%	3,678,195	2.5%	5.06
Blockbuster	24	141,479	0.8%	2,044,966	1.4%	14.45
Food Lion/ Kash N’ Karry	8	297,802	1.6%	1,948,574	1.3%	6.54
Eckerd	26	251,428	1.4%	1,914,684	1.3%	7.62
Safeway/ Randall’s	5	250,734	1.4%	1,616,186	1.1%	6.45
Bed, Bath & Beyond	4	133,038	0.7%	1,455,913	1.0%	10.94
Sub-total top ten tenants	158	5,752,102	31.4%	$39,033,117	26.3%	$6.79

Remaining tenants	2,922	10,652,821	58.1%	109,414,625	73.7%	10.27
Sub-total all tenants	3,080	16,404,923	89.5%	$148,447,742	100.0%	$9.05

Vacant	507	1,923,718	10.5%	NA
Total including vacant	3,587	18,328,641	100.0%	$148,447,742	100.0%	$8.10

Note:   Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of March 31, 2003

ALL TENANTS

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	81	269,339	1.5%	$2,363,806	1.5%	$8.78
2003	483	1,340,245	7.3%	14,120,651	9.3%	10.54
2004	635	1,667,688	9.1%	19,411,494	12.7%	11.64
2005	664	1,896,420	10.3%	21,334,887	14.0%	11.25
2006	436	1,794,314	9.8%	18,526,991	12.1%	10.33
2007	361	1,700,772	9.3%	17,513,005	11.5%	10.30
2008	141	1,033,624	5.6%	9,766,416	6.4%	9.45
2009	50	936,978	5.1%	6,294,128	4.1%	6.72
2010	50	694,893	3.8%	4,719,785	3.1%	6.79
2011	32	797,744	4.4%	5,336,990	3.5%	6.69
2012	28	511,136	2.8%	4,884,283	3.2%	9.56
Thereafter	119	3,761,770	20.5%	28,342,263	18.6%	7.53
Sub-total / average	3,080	16,404,923	89.5%	$152,614,699	100.0%	$9.30

Vacant	507	1,923,718	10.5%	NA	NA	NA
Total / average	3,587	18,328,641	100.0%	$152,614,699	100.0%	$8.33

Note:   Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
as of March 31, 2003
(in thousands, except square footage data)

1)	Coral Way, N.E.

Miami, Florida

We own a 4.0 acre parcel at the northeast corner of S.W. 147th Avenue and Coral Way across the street from Plaza Allegre, upon which we expect to commence construction of a 25,000 square foot drug-store anchored shopping center in the third quarter of 2003 with a target completion in the first quarter of 2004. This land parcel is reflected as a development property.

2)	University Mall

Pembroke Pines, Florida

We have executed a ground lease with Lowe’s to accommodate their construction of a 177,000 square foot home improvement store on this mostly vacant property. Lowe’s will pay all the development and construction costs related to their store and the associated site area and parking. In conjunction with the Lowe’s lease, we will spend approximately $4,300 to redevelop the remainder of the property. The current configuration of the property is listed on the Property Status Report.

3)	Oakbrook Square

Palm Beach Gardens, Florida

This property is a 225,000 square foot shopping center anchored by Publix. Jacobson’s closed their 90,000 square foot store in October 2002. Stein Mart has executed a lease to occupy 41,000 square feet of this space in the second quarter of 2003, and the balance is out for leasing. Redevelopment is currently underway to reconfigure a portion of the retail space, add additional parking and develop a 6,000 square foot outparcel, all at an estimated total cost of $3,000. The current configuration of the property is listed on the Property Status Report.

4)	Salerno Village

Stuart, Florida

We intend to redevelop this supermarket-anchored shopping center which we purchased in May 2002. Winn Dixie, the existing supermarket, has executed a new 20-year lease for 45,802 square feet, an increase from their current 31,503 square foot store. The redevelopment will cost approximately $6,000, will commence in the third quarter of 2003, and is expected to be completed in early 2004. The current configuration of the property is listed on the Property Status Report.

5)	Homestead

Homestead, Florida

We own a 12 acre site adjacent to a master planned community in Homestead, Florida, approximately 25 miles south of Miami. We expect to develop a supermarket-anchored shopping center on this site in 2005. The land parcel is reflected as a development property.

6)	Shops at Skylake

North Miami Beach, Florida

We plan to complete the final phase of Skylake totaling approximately 120,000 square feet in the first quarter of 2004 at an additional cost of approximately $7,000. To date, we have executed a lease with LA Fitness Sports Clubs for a 45,000 square foot health club and 30,000 square feet is out for local tenant leasing. The current configuration of the property is listed on the Property Status Report.

7)	Cashmere

Port St. Lucie, Florida

This is a four acre site adjacent to our Cashmere Corners retail center. In April 2003 we will commence construction of 20,000 square feet of retail space. The project is expected to be completed in November 2003 at an a cost of approximately $1,800. This development is not reflected on the December 31, 2002 Property Status Report, although the land parcel is listed as a development property.

8)	Miramar Outparcels

Miramar, Florida

We own one outparcel which is under contract to be sold in the second quarter of 2003. The land parcel is reflected as a development property.

9)	Westridge

Henry County, Georgia

We own a 13.5 acre site adjacent to a master planned community in Henry County, Georgia. We expect to develop a supermarket anchored center on this site in late 2004. The land parcel is reflected as a development property.

10)	Walden Woods

Plant City, FL

We intend to redevelop approximately 45,000 square feet of this property in 2003, following the termination by a dark Winn Dixie of their existing lease in December 2002. The current configuration is reflected on the Property Status Report.

11)	Plaza Alegre

Miami, Florida

We have completed construction in March 2003 of this shopping center located at the southeast corner of S.W. 147th Avenue and Coral Way in southwest Miami-Dade County. Plaza Allegre will feature a 44,000 square foot Publix supermarket, a 14,000 square foot Goodwill Superstore, 26,000 square feet of local retail space and two out parcels. We are in the process of completing the lease-up of the loacal space.

12)	Shops at Huntcrest

Lawrenceville, GA

This Publix-anchored shopping center development was substantially completed in January 2003. We are in the process of completing the lease-up of the loacal space.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
as of March 31, 2003
(in thousands, except square footage data)

Acquisition Activity

Other than the IRT Property Company merger, the only other acquisition was a 13.5-acre parcel of land that is being held for future development.

Disposition Activity

				Square	Sales
Date Sold	Property Name	City	State	Footage	Price	Gain on Sale

March 5, 2003	Eckerds	Leesburg	FL	10,908	$2,715	$178
March 5, 2003	Eckerds	Melbourne	FL	12,739	4,050	325

Total				23,647	$6,765	$503

EQUITY ONE, INC. AND SUBSIDIARIES
JOINT VENTURE INVESTMENTS
as of March 31, 2003
(in thousands, except square footage data)

Owned joint ventures *

1)	City Centre

2)	City Centre Parcel F

Palm Beach Gardens, Florida

City Centre is a 93,565 square foot office/retail center that was 93% leased as of March 31, 2003. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $12,954 as of March 31, 2003, which matures in April 2010. This property includes a parcel of land slated for future office development which is held in a separate joint venture. Equity One owns a 50% interest in both joint ventures.

3)	Park Place

Plano, Texas

Park Place is a 112,478 square foot retail center that was 100% leased as of March 31, 2003. The development plan calls for the construction of two additional phases totaling 29,000 square feet at a cost of $2,600, with completion targeted for December 2003. The property is encumbered by a $15,000 interest-only loan bearing interest at LIBOR + 140, which matures in April 2005, which we have guaranteed. Equity One owns a 50.1% interest in this joint venture.

4)	Oaks Square

Gainesville, Florida

Oaks Square is a 119,355 square foot retail center that was 100% leased as of March 31, 2003. The property is encumbered by a 7.63% fixed-rate mortgage loan with a balance of $16,599 as of March 31, 2003, which matures in December 2010. Equity One owns a 50% interest in this joint venture.

* Equity One accounts for these four joint venture interests using the equity method as we do not consider ourselves to be in control of the major business decisions.

EQUITY ONE, INC. AND SUBSIDIARIES
STOCK PRICE AND VOLUME STATISTICS
for the three months ended March 31, 2003

*Data obtained from Yahoo Chart Services